UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 5, 2025

Date of Report (Date of earliest event reported)

UY SCUTI ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42577	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 E. Broadway, Suite 603
New York, New York 10002

(Address of Principal Executive Offices, and Zip Code)

(412) 947-0514

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	UYSCU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	UYSC	The Nasdaq Stock Market LLC
Rights to receive one-fifth (1/5th) of one Ordinary Share	UYSCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 5, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of UY Scuti Acquisition Corp. (the “Company”) approved the engagement of Audit Alliance LLP (“Audit Alliance”) as the Company’s new independent registered public accounting firm for the year ended March 31, 2025. The engagement is effective on June 5, 2025. In connection with the selection of Audit Alliance, the Audit Committee dismissed WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm on June 5, 2025.

During the period from January 18, 2024 (inception) through June 5, 2025, the period during which WWC was engaged as the Company’s independent registered public accounting firm, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused WWC to make reference to the subject matter of the disagreement in their reports. In addition, during the period from January 18, 2024 (inception) and through June 5, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The report of WWC on the Company’s balance sheets and related statements of operations, changes in shareholder’s deficit and cash flows as of and for the year ended March 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. WWC’s audit report on the consolidated financial statements as of and for the fiscal year ended March 31, 2025 had not yet been issued at the time of dismissal.

The Company provided WWC with a copy of this Form 8-K and requested that WWC provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of WWC’s letter is furnished as Exhibit 16.1 to this Form 8-K.

During the period from January 18, 2024 (inception) and through June 5, 2025, the period during which WWC was engaged as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf, has consulted Audit Alliance with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that Audit Alliance concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from WWC, P.C. to the Securities Exchange Commission dated June 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UY Scuti Acquisition Corporation

Dated: June 11, 2025	By:	/s/ Jialuan Ma
	Name:	Jialuan Ma
	Title:	Chief Executive Officer

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